UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) Of the Securities and Exchange Act Of 1934
February 25, 2008
Date of Report (Date of earliest event reported)
WATSON PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other Jurisdiction of Incorporation)	001-13305 (Commission File Number)	95-3872914 (IRS Employer Identification Number)

311 Bonnie Circle Corona, California (Address of principal executive offices)		92880 (Zip Code)
(951) 493-5300
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors and Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
SIGNATURES

Item 5.02	Departure of Directors and Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
2008 Cash Incentive Compensation for Chief Executive Officer.
     On February 25, 2008, the Compensation Committee (the “Committee”) of the Board of Directors of Watson Pharmaceuticals, Inc. (the “Company”) adopted a formula for determining whether to award a cash bonus to Paul M. Bisaro, the Company’s President and Chief Executive Officer, for performance during the 2008 fiscal year. The formula is not contained in a formal written plan. A summary of the criteria the Committee will use to determine Mr. Bisaro’s bonus for fiscal year 2008 is as follows:
     Mr. Bisaro will be eligible to receive a cash bonus of up to 100% of his then current salary. Up to 70% of Mr. Bisaro’s award will be based upon the Company’s financial performance in 2008 as measured by Adjusted EBITDA, and up 30% of Mr. Bisaro’s award will be at the discretion of the Committee, taking into account Mr. Bisaro’s success in:
(a)	setting and implementing strategies to develop and grow the Company’s Generic, Brand and Distribution business segments;

(b)	implementing the Company’s cost improvement initiatives, including the integration of the Company’s offshore operations;

(c)	improving the Company’s quality systems and procedures; and

(d)	identifying and retaining key executives, recruiting key executives and developing succession plans for senior leaders in the Company.
     The Committee may consider other relevant factors in its sole discretion. The Committee will determine whether and to what extent a bonus will be paid for fiscal year 2008 after the end of 2008.
2008 Senior Executive Compensation Program.
     On February 25, 2008, the Committee also adopted our 2008 Senior Executive Compensation Cash Bonus Program (the “Cash Program”). The terms of the Cash Program are not contained in a formal written plan.
     Pursuant to the Cash Program and/or his or her current employment agreement, each senior executive (other than the Chief Executive Officer) of the Company (each, an “Executive Officer”) is eligible to receive an annual cash bonus targeted at a specified percentage of his or her base salary. For 2008 these percentages range from 35% to 70% of the Executive Officer’s base salary, depending on his or her position with the Company (the “Target Bonus”).
     The bonus paid to an Executive Officer can range from 0% to 150% of the Executive Officer’s Target Bonus, depending to varying degrees on (i) the Company’s financial performance in 2008 as measured by Adjusted EBITDA, (ii) the contribution of the Executive Officer’s business segment to the Company’s performance (where applicable) and (iii) the performance of the Executive Officer and his or her department during 2008 as determined by our CEO. The application of the above factors in determining annual cash bonus awards varies by the position and segment of the Executive Officer with the following ranges:
•	For our Generic and Brand Presidents, forty percent (40%) of the Executive Officer’s award is based upon the Company’s performance as measured by Adjusted EBITDA, forty percent

(40%) of the Executive Officer’s award is based on the Adjusted Contribution of the President’s business segment to the Company’s financial results and twenty percent (20%) of the Executive Officer’s award is based on the individual performance of the Executive Officer.

•	For our other Executive Officers in our Brand and Generic Segments forty percent (40%) of the Executive Officer’s award is based upon the Company’s performance as measured by Adjusted EBITDA, thirty percent (30%) of the Executive Officer’s award is based on the Adjusted Contribution of the Executive Officer’s business segment to the Company’s financial results and thirty percent (30%) of the Executive Officer’s award is based on the individual performance of the Executive Officer and the performance of his or her department.

•	For the head of our Distribution Segment, twenty percent (20%) of the Executive Officer’s award is based upon the Company’s performance as measured by Adjusted EBITDA, sixty percent (60%) of the Executive Officer’s award is based on the Anda Adjusted Contribution of the Executive Officer’s business segment to the Company’s financial results, and twenty percent (20%) of the Executive Officer’s award is based on the Executive Officer’s individual performance.

•	For Executive Officers classified as Shared Services (including our Chief Financial Officer and our General Counsel) sixty percent (60%) of the Executive Officer’s award is based upon the Company’s performance as measured by Adjusted EBITDA and forty percent (40%) of the Executive Officer’s award is based on the individual performance of the Executive Officer and the performance of his or her department.
     The total amount of cash bonus payable to an Executive Officer may be further adjusted by up to twenty five percent (25%) at the discretion of the Committee. The Committee will determine whether and to what extent cash bonuses will be paid for fiscal year 2008 after the end of 2008.
     For the purposes of determining the bonus amounts for Mr. Bisaro and the Executive Officers:
     Adjusted EBITDA means the Company’s earnings before interest, taxes, depreciation and amortization, adjusted for share-based compensation, acquisition or licensing related charges, restructuring charges, litigation charges, charges associated with the Company’s global supply chain initiative, non-cash charges, gains or losses on debt repurchase, gains or losses on sales of operating assets or securities and such other special items as determined at the discretion of the Company’s Board of Directors.
     Adjusted Contribution means a business segment’s contribution (as reported in the Company’s filings with the U.S. Securities and Exchange Commission) adjusted for any reconciling item of the relevant segment that has been excluded in determining Adjusted EBITDA; and
      Anda Adjusted Contribution means the distribution segment’s contribution (as reported in the Company’s filings with the U.S. Securities and Exchange Commission) plus 25% of manufactured sales (as defined by the Company) less the distribution segment’s general and administrative costs. This amount is adjusted for any reconciling item that has been excluded in determining the Company’s Adjusted EBITDA.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 29, 2008	WATSON PHARMACEUTICALS, INC.
	By:	/s/ David A. Buchen
David A. Buchen
Senior Vice President, General Counsel and Secretary